UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 9, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Explanatory Note

On April 5, 2019, PG&E Corporation (the “Corporation”) and Pacific Gas and Electric Company (the “Utility”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting under Item 5.02 the appointment of ten new directors to the Board of Directors (the “Board”) of the Corporation and the appointment of nine new directors to the Board (together with the Board of the Corporation, the “Boards”) of the Utility. New Chairs of the Boards and committee assignments had not been determined as of the filing of the Original Form 8-K. This Current Report on Form 8-K/A is being filed for the purpose of amending Item 5.02 of the Original Form 8-K to provide an update on the effective date of the appointments and the new Chairs of the Boards and committee assignments. This Current Report on Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on April 5, 2019, the Board of the Corporation appointed ten new directors (the “New Directors”) to the Corporation’s Board, effective as of the Corporation’s next in-person Board meeting, to be held as soon as practicable (the “Effective Time”). Also on April 5, 2019, the Board of the Utility appointed nine of the ten New Directors, with the exception of Nora Mead Brownell, to the Utility’s Board, effective as of the Effective Time.

On April 9 and 10, 2019, the Boards of the Corporation and the Utility held concurrent in-person Board meetings. Except as noted in the following sentence, the appointments of the New Directors to the Boards of the Corporation and the Utility became effective on April 9, 2019. The appointment of Jeffrey L. Bleich to the Boards of the Corporation and the Utility became effective on April 10, 2019.

Also on April 10, 2019, the Board of the Utility voted to appoint Nora Mead Brownell to the Utility’s Board, effective immediately. There are no arrangements or understandings between Ms. Brownell and other persons pursuant to which Ms. Brownell was appointed director of the Utility’s Board. Ms. Brownell does not have any relationship or related transaction with the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

As of April 10, 2019, the Boards of the Corporation and the Utility are each constituted with the following individuals: Richard R. Barrera, Jeffrey L. Bleich, Nora Mead Brownell, Cheryl F. Campbell, Fred J. Fowler, Richard C. Kelly, Michael J. Leffell, Kenneth Liang, Dominique Mielle, Meridee A. Moore, Eric D. Mullins, Kristine M. Schmidt and Alejandro D. Wolff. In connection with their service as a non-employee director, each of the aforementioned directors will be compensated in accordance with the Corporation’s and the Utility’s standard compensation policies and practices for non-employee directors of the Boards as described in PG&E Corporation and the Utility’s joint proxy statement filed with the Securities and Exchange Commission on March 26, 2018.

Also on April 10, 2019, the Board of the Corporation appointed Nora Mead Brownell to serve as the independent non-executive Chair of the Board of the Corporation, and the Board of the Utility appointed Jeffrey L. Bleich to serve as the independent non-executive Chair of the Board of the Utility, effective immediately. In addition, effective as of April 10, 2019, the membership of the committees of the Boards of the Corporation and the Utility is as described below:

Audit Committees (of each of the Corporation and the Utility)
Dominique Mielle (Chair)
Richard R. Barrera
Richard C. Kelly
Eric D. Mullins

Compensation Committee (of the Corporation)
Meridee A. Moore (Chair)
Richard C. Kelly
Kenneth Liang
Alejandro D. Wolff

Nominating and Governance Committee (of the Corporation)
Michael J. Leffell (Chair)
Richard C. Kelly
Meridee A. Moore
Kristine M. Schmidt

Safety and Nuclear Oversight Committees (of each of the Corporation and the Utility)
Cheryl F. Campbell (Chair)
Jeffrey L. Bleich
Nora Mead Brownell
Fred J. Fowler
Eric D. Mullins
Kristine M. Schmidt

Compliance and Public Policy Committee (of the Corporation)
Kristine M. Schmidt (Chair)
Jeffrey L. Bleich
Cheryl F. Campbell
Michael J. Leffell
Alejandro D. Wolff

Executive Committees (of each of the Corporation and the Utility)
Nora Mead Brownell (Chair, Corporation Executive Committee)
Richard R. Barrera
Jeffrey L. Bleich (Chair, Utility Executive Committee)
Cheryl F. Campbell
Michael J. Leffell
Dominique Mielle
Meridee A. Moore
Kristine M. Schmidt

Finance Committee (of the Corporation)
Richard R. Barrera (Chair)
Cheryl F. Campbell
Fred J. Fowler
Kenneth Liang
Meridee A. Moore

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: April 15, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Date: April 15, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and
Corporate Secretary